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                                                                   Exhibit 23(b)

                              ACCOUNTANT'S CONSENT



Board of Directors
Royall Financial Corporation


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.


                                 HARRELL, RADER, BONNER & BOLTON, LLP



Palestine, Texas
May 31, 1996